November 19, 1999

Report to Fellow Shareholders:

        Nicholas II ended its fiscal year September 1999 with a 12-month total return of 2.50% compared to the S&P 500 return of 27.79% and the Russell 2000 return of 19.07%. Driving most of the indices returns were spectacular performance from large-cap growth stocks, especially technology, and smaller cap speculations such as initial public offerings ("IPO's") of internet companies.

	The narrowness of the market and the differential in valuations continue to astonish us. For example, the NASDAQ 100, an index of the largest 100 companies on the NASDAQ, (mostly technology) returned 79.10% for the year ended September 1999 and had an average price to earnings ratio ("P/E") of approximately 75x. This compares to the S&P 500 which returned 27.79% with a P/E ratio of 36x. This divergence of performance can also be seen in small-caps with the Russell 2000 growth component returning 32.63% for the year ending September 1999 versus 5.84% for the value component.

        Returns for Nicholas II and selected indices are provided in the chart below for the periods ended September 30, 1999.


                                                         Average Annual Total Return*
                                         ----------------------------------------------------
                                         1 Year    3 Years    5 Years    10 Years    15 Years
                                         ------    -------    -------    --------    --------
     Nicholas II
       (Distributions Reinvested)..        2.50%    10.80%    15.10%      11.75%      13.97%
     Russell 2000 Index
       (Dividends Reinvested)......       19.07%     8.70%    12.38%      10.93%      11.74%
     Standard & Poors 500 Index
       (Dividends Reinvested)......       27.79%    25.08%    25.02%      16.81%      17.97%
     Consumer Price Index..........        2.63%     2.09%     2.36%       3.00%       3.20%
     Ending value of $10,000
       invested in Nicholas II
       (Distributions Reinvested)..      $10,250   $13,602   $20,201     $30,363     $71,067


	The chart shows the meager performance of small company stocks relative to large when comparing the 3, 5 and 10 year records of the Russell 2000 versus the S&P 500. This performance disparity has also caused relative valuations to differ materially with small companies selling at much lower valuations than large companies (excluding internet related companies). Nicholas II's weighted median market cap of approximately $2 billion puts it much closer to the Russell 2000 weighted median market cap of $760 million than the S&P 500 which has a weighted median market cap of approximately $70 billion.

	Nicholas II's performance for the year was driven by its exposure to the media and entertainment industry with strong performance from radio stock Clear Channel Communication, cable network company, USA Network and raceway company, International Speedway Corporation. Further, performance by technology companies such as ADC Telecommunications, Hughes Electronics and Qwest Communications helped the Funds' performance.

	The Funds' exposure to healthcare and financial stocks in general hurt the Funds' annual performance with the exception of biotech company Biogen, Inc. which was a strong performer. Fears of rising inflation, government reimbursement cuts and heavy tax loss selling continued to depress these sectors. The bright spot, however, is that since the end of September these fears are abating allowing some of these stocks and the fund to recover. In fact from September 30 to November 19, the Fund is up 11.03%.

	Finally, Nicholas II's dearth of the most speculative end of the market, which has had spectacular short-term performance, has impacted its performance relative to indices and other funds during fiscal 1999. Periods such as these when stocks are being driven by psychological greed pushing their valuation beyond any reasonable or rational level puts us at a disadvantage due to our disciplined approach to investing. We are cognizant of the money making opportunities these speculations provide, however, we are also aware of the downside risk these stocks retain. Sometimes we wish we were more naive, however, our experience has proven that over the long-term reality will win out. Take the biotech craze of the early 80's, or the restaurant craze of the early 90's. Does anyone remember Boston Chicken?
A company whose stock rose dramatically as a speculative IPO, now in bankruptcy. Currently, the hare has jumped out in front, however, there will be a time when the hare falters and the tortoise catches up. Slow and steady wins the race.

	We will continue to stick to our long-term discipline and forego short-term profit for long-term sustainability. We appreciate your continued support in this time of relative underperformance. We are confident that our investment approach will return to favor as it has after other speculative markets.

							Sincerely,



							David O. Nicholas


*	Total returns are historical and include change in share price and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost.

[CAPTION]

Financial Highlights
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                                                                    Year Ended September 30,
                                      1999     1998     1997     1996     1995     1994     1993     1992     1991     1990
                                      ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
NET ASSET VALUE, BEGINNING
 OF YEAR..........................   $34.78   $40.65   $33.34   $30.07   $26.71   $26.94   $24.53   $23.87   $17.39   $21.76

   INCOME FROM INVESTMENT
    OPERATIONS:
   Net investment income..........      .01      .13      .08      .10      .24      .21      .21      .23      .26      .36
   Net gains (losses) on
    securities (realized and
    unrealized)...................    $1.18     (.69)   10.47     5.84     5.22     1.23     3.24     1.07     6.70    (3.75)
                                      -----     ----   ------   ------   ------   ------   ------   ------   ------   ------
      Total from investment
       operations.................    $1.19     (.56)   10.55     5.94     5.46     1.44     3.45     1.30     6.96    (3.39)
                                      -----   ------   ------   ------   ------   ------   ------   ------   ------   ------
   LESS DISTRIBUTIONS:

   From net investment income.....     (.13)   ( .08)    (.08)    (.18)    (.21)    (.20)    (.24)    (.24)    (.34)    (.31)

   From capital gains.............    (4.01)   (5.23)   (3.16)   (2.49)   (1.89)   (1.47)    (.80)    (.40)    (.14)    (.67)
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Total distributions             (4.14)   (5.31)   (3.24)   (2.67)   (2.10)   (1.67)   (1.04)    (.64)    (.48)    (.98)
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

NET ASSET VALUE, END
 OF YEAR...........................  $31.83   $34.78   $40.65   $33.34   $30.07   $26.71   $26.94   $24.53   $23.87   $17.39
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                                     ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

TOTAL RETURN.......................   2.50%   (1.66)%  34.94%   21.35%   22.39%    5.49%   14.19%    5.59%   40.91%  (16.14)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
 year (millions)...................  $874.1   $960.0   $994.4   $774.8   $682.2   $624.7   $715.8   $646.5   $490.9   $336.5
Ratio of expenses to average
 net assets........................    .61%     .59%     .61%     .62%     .66%     .67%     .67%     .66%     .70%     .71%
Ratio of net investment income
 to average net assets.............    .03%     .33%     .23%     .29%     .68%     .72%     .79%    1.01%    1.24%    1.78%
Portfolio turnover rate............  21.03%   20.47%   30.21%   24.47%   19.63%   17.38%   27.32%   11.47%   12.46%   18.78%



     The accompanying notes to financial statements are an integral part of these statements.


-----------------------------------------------------------------------------
Top Ten Portfolio Holdings
September 30, 1999 (unaudited)
------------------------------------------------------------------------------

                                                            Percentage of
                                                             Net Assets
                                                            -------------
Fiserv, Inc. ..............................................    5.37%
General Motors Corporation - Class H. .....................    4.87%
Tootsie Roll Industries, Inc. .............................    3.77%
Marshall & Ilsley Corporation .............................    3.45%
Protective Life Corporation ...............................    2.95%
International Speedway Corporation - Class A. .............    2.93%
Patterson Dental Company ..................................    2.87%
Artesyn Technologies, Inc. ................................    2.77%
Sybron International Corporation ..........................    2.71%
Associated Banc-Corp. .....................................    2.71%
                                                              ------
       Total of top ten holdings...........................   34.40%
                                                              ------
                                                              ------


Schedule of Investments
September 30, 1999
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   Shares or                                      Quoted
   Principal                                      Market
    Amount                                        Value
   ---------                                   ------------
                                               (Note 1 (a))
COMMON STOCKS - 87.87%
            Banks and Finance - 11.87%
   653,483  Associated Banc-Corp               $ 23,647,916
   367,030  Fifth Third Bancorp                  22,331,500
    17,706  First National Bank
             of Anchorage (The)                  18,077,826
   527,900  Marshall & Ilsley Corporation        30,123,294
   435,000  National Commerce Bancorporation      9,556,428
                                               -------------
                                                103,736,964
                                               -------------
            Business Services - 10.45%
 1,445,625  Fiserv, Inc. *                       46,982,813
   466,062  G&K Services, Inc. - Class A         18,875,511
   378,800  Keane, Inc. *                         8,641,375
   315,000  Paychex, Inc.                        10,749,375
   569,500  Thermo Instrument Systems Inc. *      6,086,531
                                               -------------
                                                 91,335,605
                                               -------------
            Consumer Products
             and Services - 2.34%
   313,850  Newell Rubbermaid Inc.                8,964,341
   351,200  Valspar Corporation (The)            11,479,850
                                               -------------
                                                 20,444,191
                                               -------------
            Food and Beverage - 5.49%
 1,003,123  Tootsie Roll Industries, Inc.        32,977,669
   100,000  Tricon Global Restaurants, Inc. *     4,093,750
   605,000  U.S. Foodservice *                   10,890,000
                                               -------------
                                                 47,961,419
                                               -------------
            Health Care Products - 7.76%
   340,000  BioChem Pharma Inc. *                 8,138,750
   220,000  Biogen, Inc. *                       17,338,750
   435,000  Biomet, Inc.                         11,445,937
   272,400  Elan Corporation PLC *                9,142,425
   262,000  Forest Laboratories, Inc. *          11,036,750
   351,166  Watson Pharmaceuticals, Inc. *       10,732,511
                                               -------------
                                                 67,835,123
                                               -------------
            Health Care Services - 7.63%
   257,168  Cardinal Health, Inc.                14,015,656
 2,677,183  Health Management Associates,
             Inc. - Class A *                    19,744,224
   458,750  Manor Care, Inc. *                    7,884,766
   506,400  Patterson Dental Company *           25,098,450
                                               -------------
                                                 66,743,096
                                               -------------
            Industrial Products
             and Services - 6.39%
   449,500  Fastenal Company                     21,182,688
   914,750  General Cable Corporation            10,977,000
   881,300  Sybron International
             Corporation *                       23,684,937
                                               -------------
                                                 55,844,625
                                               -------------
            Insurance - 4.69%
 1,238,400  Mutual Risk Management Ltd.          15,170,400
   890,000  Protective Life Corporation          25,810,000
                                               -------------
                                                 40,980,400
                                               -------------
            Media and Entertainment - 6.80%
    15,000  Citadel Communications Corporation*     511,875
   172,865  Clear Channel Communications, Inc.*  13,807,592
   486,926  International Speedway
             Corporation - Class A               25,594,048
    74,300  Univision Communications Inc. *       6,046,162
   347,500  USA Networks, Inc. *                 13,465,625
                                               -------------
                                                 59,425,302
                                               -------------
            Retail Trade - 6.91%
   735,000  AutoZone, Inc. *                     20,625,937
   319,948  CVS Corporation                      13,057,878
   157,800  Kohl's Corporation *                 10,434,525
   342,500  O'Reilly Automotive, Inc. *          16,322,283
                                               -------------
                                                 60,440,623
                                               -------------
            Technology and Communications - 12.89%
   302,500  ADC Telecommunications, Inc. *       12,686,094
 1,278,400  Artesyn Technologies, Inc. *         24,249,714
   743,100  General Motors
             Corporation - Class H *             42,542,475
   505,000  PanAmSat Corporation *               18,243,125
   507,590  Qwest Communications
             International Inc. *                15,005,629
                                               -------------
                                                112,727,037
                                               -------------
            Transportation - 4.65%
   716,000  Expeditors International
             of Washington, Inc.                 22,979,161
 1,250,892  Heartland Express, Inc. *            17,668,849
                                               -------------
                                                 40,648,010
                                               -------------
             TOTAL COMMON STOCKS
              (cost $416,400,956)               768,122,395
                                               -------------
CONVERTIBLE BOND - 0.41%
            Health Care Services - 0.41%
$6,000,000  Emeritus Corporation
             6.25%, due January 1, 2006
             (cost $4,980,500)                    3,600,000
                                               -------------
SHORT-TERM INVESTMENTS - 10.02%
            Commercial Paper - 9.17%
 1,000,000  Universal Foods Corporation
             5.50%, due October 1, 1999           1,000,000
 6,000,000  Quad/Graphics, Inc.
             5.45%, due October 4, 1999           5,997,275
 4,500,000  Marriott International, Inc.
             5.45%, due October 5, 1999           4,497,275
 4,200,000  Manpower Inc.
             5.50%, due October 7, 1999           4,196,150
 6,000,000  Marriott International, Inc.
             5.45%, due October 8, 1999           5,993,642
 3,000,000  A.O. Smith Corporation
             5.50%, due October 13, 1999          2,994,500
 6,000,000  Raytheon Company
             5.45%, due October 13, 1999          5,989,100
 2,000,000  Weyco Group, Inc.
             5.50%, due October 14, 1999          1,996,028
 3,500,000  Banta Corporation
             5.50%, due October 15, 1999          3,492,514
 4,687,000  Cox Enterprises, Inc.
             5.52%, due October 19, 1999          4,674,064
 1,700,000  Universal Foods Corporation
             5.50%, due October 19, 1999          1,695,325
 2,500,000  Banta Corporation
             5.50%, due October 21, 1999          2,492,361
 2,000,000  Marcus Corporation
             5.50%, due October 22, 1999          1,993,583
 2,000,000  WICOR Industries, Inc.
             5.50%, due October 22, 1999          1,993,583
 5,000,000  Raytheon Company
             5.46%, due October 25, 1999          4,981,800
 3,500,000  Briggs & Stratton Corporation
             5.50%, due October 27, 1999          3,486,097
 3,250,000  Briggs & Stratton Corporation
             5.50%, due October 27, 1999          3,237,090
 2,500,000  Banta Corporation
             5.50%, due October 29, 1999          2,489,306
 2,500,000  Briggs & Stratton Corporation
             5.50%, due November 1, 1999          2,488,160
 2,000,000  Marcus Corporation
             5.50%, due November 2, 1999          1,990,222
 1,500,000  Marcus Corporation
             5.55%, due November 4, 1999          1,492,137
 2,000,000  Banta Corporation
             5.55%, due November 8, 1999          1,988,283
 7,500,000  Cox Enterprises, Inc.
             5.57%, due November 9, 1999          7,454,744
 1,500,000  Manpower Inc.
             5.55%, due November 10, 1999         1,490,750
                                               -------------
                                                 80,103,989
                                               -------------
            Variable Rate Demand Notes - 0.85%
 6,122,338  Firstar Bank U.S.A., N.A.
             5.05%, due October 1, 1999           6,122,338
 1,331,404  General Mills, Inc.
             4.99%, due October 1, 1999           1,331,404
                                               -------------
                                                  7,453,742
                                               -------------
              TOTAL SHORT-TERM
               INVESTMENTS
               (cost $87,328,572)                87,557,731
                                               -------------
              TOTAL INVESTMENTS
               (cost $508,710,028)              859,280,126
                                               -------------
            CASH AND RECEIVABLES,
             NET OF LIABILITIES - 1.70%          14,865,163
                                               -------------
            TOTAL NET ASSETS (Basis of
              percentages disclosed above)     $874,145,289
                                              -------------
                                              -------------



* Nondividend paying security.



     The accompanying notes to financial statements are an integral part of this schedule.



Statement of Assets and Liabilities
September 30, 1999
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
ASSETS:
   Investments in securities at market value (cost $508,710,028) (Note 1 (a))..  $859,280,126
                                                                               --------------
   Receivables --
     Investment securities sold................................................    15,599,011
     Dividends and interest....................................................       367,977
                                                                               --------------
          Total receivables....................................................    15,966,988
                                                                               --------------
          Total assets.........................................................   875,247,114
                                                                               --------------
LIABILITIES:
   Payables --
     Investment securities purchased...........................................       517,500
     Management fee (Note 2)...................................................       391,770
     Other payables and accrued expenses.......................................       192,555
                                                                               --------------
          Total liabilities....................................................     1,101,825
                                                                               --------------
          Total net assets.....................................................  $874,145,289
                                                                               --------------
                                                                               --------------
NET ASSETS CONSIST OF:
   Fund shares issued and outstanding..........................................  $511,594,001
   Net unrealized appreciation on investments (Note 3).........................   350,340,939
   Accumulated undistributed net realized gains on investments.................    12,210,349
                                                                              --------------
                                                                                 $874,145,289
                                                                               --------------
                                                                               --------------
NET ASSET VALUE PER SHARE ($.01 par value, 200,000,000 shares authorized), offering price and redemption price
   ($874,145,289 / 27,462,951 shares outstanding)..............................        $31.83
                                                                                       ------
                                                                                       ------

     The accompanying notes to financial statements are an integral part of this statement.

[CAPTION]

Statement of Operations
For the Year Ended September 30, 1999
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INCOME:
   Interest.......................................................  $ 3,526,477
   Dividends......................................................    2,984,220
                                                                   ------------
                                                                      6,510,697
                                                                   ------------
EXPENSES:
   Management fee (Note 2)........................................    5,305,196
   Transfer agent fees............................................      553,988
   Legal fees.....................................................       76,517
   Registration fees..............................................       72,406
   Postage and mailing............................................       70,777
   Custodian  fees................................................       50,288
   Printing.......................................................       46,131
   Audit and tax consulting fees..................................       27,025
   Directors' fees................................................       15,000
   Telephone......................................................       11,158
   Insurance......................................................        8,463
   Other operating expenses.......................................        3,707
                                                                   ------------
                                                                      6,240,656
                                                                   ------------
            Net investment income.................................      270,041
                                                                   ------------

NET REALIZED GAINS (losses) ON INVESTMENTS
   Nonaffiliated issuers                                             24,352,130

   Affiliated issuers (Note 5)                                       (1,679,702)
                                                                     -----------
                                                                     22,672,428
                                                                     -----------

NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS............   11,314,637
                                                                   ------------
            Net gains on investments..............................   33,987,065
                                                                   ------------
            Net increase in net assets resulting from operations..  $34,257,106
                                                                   ------------
                                                                   ------------

     The accompanying notes to financial statements are an integral part of this statement.

[CAPTION]

Statements of Changes in Net Assets
For the Years Ended September 30, 1999 and 1998
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                                1999                 1998
                                                                            ------------        -------------
OPERATIONS:
  Net investment income.................................................... $    270,041        $   3,535,098
  Net realized gains on investments........................................   22,672,428          100,477,543
  Net increase (decrease) in unrealized appreciation on investments .......   11,314,637         (122,367,451)
                                                                            ------------         ------------
          Net increase (decrease) in net assets resulting from operations..   34,257,106          (18,354,810)
                                                                            ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income
    ($0.1337 and $0.0810 per share, respectively)........................     (3,694,992)          (1,981,807)
  Distributions from net realized gains on investment transactions
    ($4.0049 and $5.2282 per share, respectively)........................   (110,681,240)        (127,849,595)
                                                                            ------------         ------------
          Total distributions............................................   (114,376,232)        (129,831,402)
                                                                            ------------         ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued (4,328,067 and 4,358,514
    shares, respectively).................................................   154,027,842          173,967,874
  Net asset value of shares issued in distributions to shareholders
    (3,119,952 and 3,389,898 shares, respectively)........................   107,638,328          120,442,883
  Cost of shares redeemed (7,591,153 and 4,605,308 shares, respectively)..  (267,431,680)        (180,575,245)
                                                                            ------------         ------------
           Increase (decrease) in net assets derived from
            capital share transactions....................................    (5,765,510)         113,835,512
                                                                            ------------         ------------
           Total (decrease) in net assets.................................   (85,884,636)         (34,350,700)
                                                                            ------------         ------------

NET ASSETS, at the beginning of the year (including undistributed net
  investment income of $3,168,886 and $1,615,595, respectively)...........   960,029,925          994,380,625
                                                                            ------------         ------------

NET ASSETS, at the end of the year (including undistributed net
  investment income of $0 and $3,168,886, respectively)...................  $874,145,289         $960,029,925
                                                                            ------------         ------------
                                                                            ------------         ------------


     The accompanying notes to financial statements are an integral part of these statements.


Notes to Financial Statements
September 30, 1999
--------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas II, Inc. (the "Fund") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is growth in which income is a secondary consideration. To achieve its objective, the Fund invests in a diversified list of common stocks having growth potential. The following is a summary of the significant accounting policies of the Fund.

    (a) Each equity security is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the last bid price. Most debt securities, excluding short-term investments, are valued at current evaluated bid price. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are generally recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for federal income tax purposes.

    (b) Net realized gains and losses on common stocks and bonds were computed on the basis of specific certificates.

    (c) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

    (d) Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at fair market value on date of distribution. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 1999, reclassifications were recorded to increase undistributed net investment income by $256,067 and decrease accumulated undistributed net realized gains on investments by $256,067.

    (e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from estimates.

(2) Investment Adviser and Management Agreement --
    The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on .75 of 1% on an annual basis of the average net asset value up to and including $50 million, .60 of 1% on an annual basis of the average net asset value over $50 million up to and including $100 million and .50 of 1% on an annual basis of the average net asset value in excess of $100 million. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. This advisory agreement is subject to an annual review by the Directors of the Fund.


(3) Net Unrealized Appreciation --
    Aggregate gross unrealized appreciation (depreciation) as of September 30, 1999, based on investment cost for federal tax purposes is as follows:

         Aggregate gross unrealized appreciation on investments..  $383,393,815
         Aggregate gross unrealized depreciation on investments..   (33,052,876)
                                                                   ------------
              Net unrealized appreciation .......................  $350,340,939
                                                                   ------------
                                                                   ------------

(4) Investment Transactions --
    For the year ended September 30, 1999, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $203,129,069 and $385,057,681, respectively.

Notes to Financial Statements (Continued)
September 30, 1999
-----------------------------------------------------------------------------
(5) Transactions with Affiliates --
    Following is an analysis of fiscal 1999 transactions with "affiliated companies" as defined by the Investment Company Act of 1940:
[CAPTION]

                                                                                            Amount of
                                                                                          Capital (Loss)
                                                           Share Activity                  Realized on
                                            ------------------------------------------    Sale of Shares
                                            Balance                            Balance      in Fiscal
    Security Name                           9/30/98   Purchases     Sales      9/30/99         1999
    -------------                           -------   ---------     -----      -------    --------------
    Emeritus Corporation (a)............    621,000      ---       621,000       ---       $(1,679,702)


(a) As of September 30, 1999 the Fund is no longer affiliated with this company.

There were no dividends from affiliated companies credited to income in the one-year period ended September 30, 1999.


Report of Independent Public Accountants
------------------------------------------------------------------------------
------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Nicholas II, Inc.:

     We have audited the accompanying statement of assets and liabilities of NICHOLAS II, INC. (the "Fund") (a Maryland corporation), including the schedule of investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out other alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas II, Inc. as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

                                       ARTHUR ANDERSEN LLP
Milwaukee, Wisconsin,
October 26, 1999

[CAPTION]

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Historical Record (unaudited)
-----------------------------------------------------------------------------------------------------------------
                                              Net Investment                        Dollar         Growth of
                                  Net            Income         Capital Gain       Weighted        An Initial
                               Asset Value    Distributions     Distributions    Price/Earnings     $10,000
                                Per Share       Per Share         Per Share         Ratio**        Investment***
                               -----------    --------------    -------------    --------------    ----------
October 17, 1983*............    $10.00         $  --             $   --               --            $10,000
September 30, 1986...........     16.90          0.1630            0.0610          15.0 times         17,581
September 30, 1987...........     21.01          0.4200            0.5130          20.9               23,108
September 30, 1988...........     18.58          0.3380            1.3030          15.0               22,766
September 30, 1989...........     21.76          0.3350            0.0800          17.1               27,291
September 30, 1990...........     17.39          0.3124            0.6686          14.8               22,888
September 30, 1991...........     23.87          0.3422            0.1434          17.8               32,250
September 30, 1992...........     24.53          0.2447            0.4042          17.3               34,052
September 30, 1993...........     26.94          0.2350            0.8000          18.1               38,885
September 30, 1994...........     26.71          0.2000            1.4700          18.5               41,020
September 30, 1995...........     30.07          0.2056            1.8944          20.8               50,205
September 30, 1996...........     33.34          0.1750            2.4979          28.9               60,922
September 30, 1997...........     40.65          0.0779            3.1621          31.4               82,206
September 30, 1998...........     34.78          0.0810            5.2282          28.6               80,845
September 30, 1999...........     31.83          0.1337(a)         4.0049(a)       29.0               82,864

  * Date of Initial Public Offering.
 ** Based on latest 12 months accomplished earnings.
*** Assuming reinvestment of all distributions.

(a) Paid December 31, 1998 to shareholders of record December 22, 1998.

Range in quarter end price/earnings ratios
         High                             Low
-----------------------      ---------------------------
March 31, 1998     32.9      September 30, 1985     11.7


AUTOMATIC INVESTMENT PLAN - AN UPDATE (UNAUDITED)

The Nicholas Family of Funds' Automatic Investment Plan provides a simple method to dollar cost average into the fund(s) of your choice.

Dollar cost averaging involves making equal systematic investments over an extended time period. A fixed dollar investment will purchase more shares when the market is low and fewer shares when the market is high. The automatic investment plan is an excellent way for you to become a disciplined investor.

The following table illustrates what dollar cost averaging can achieve.
Please note that past performance is no guarantee of future results. Nicholas Company recommends dollar cost averaging as a practical investment method. It should be consistently applied for long periods (5-10 years or more) so that investments are made through several market cycles. The table will be updated and appear in future financial reports issued by the Nicholas Family of Funds.

[CAPTION]

                                                                          Nicholas II
                                                                    _____________________
     $1,000 initial investment on.................................   10/17/83*    9/30/89
     Number of years investing $100.00 each
          month following the date of initial investment...... ....        16          10
     Total cash invested..........................................   $ 20,200      13,000
     Total dividends and capital gains distributions reinvested...   $ 32,358      10,512
     Total full shares owned 9/30/99..............................      2,127         823
     Total market value on 9/30/99................................   $ 67,708      26,202

The results above assume purchase on the last day of the month. The Nicholas Automatic Investment Plan actually invests on the 20th of each month (or on the alternate date specified by the investor). Total market value includes reinvestment of all distributions.



* Date of initial public offering.

[CAPTION]

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Dividend Distribution Schedule
-------------------------------------------------------------------------------
                                 NICHOLAS FAMILY OF FUNDS DECEMBER DISTRIBUTION SCHEDULE
                                 -------------------------------------------------------
FUND                               RECORD DATE     EX-DIVIDEND DATE      PAYMENT DATE
                                   -----------     ----------------      ------------
NICHOLAS II, INC.                   12/22/1999       12/23/1999            12/23/1999
NICHOLAS FUND, INC.                 12/21/1999       12/22/1999            12/22/1999
NICHOLAS LIMITED EDITION, INC.      12/29/1999       12/30/1999            12/30/1999
NICHOLAS EQUITY INCOME FUND, INC.   12/28/1999       12/29/1999            12/29/1999
NICHOLAS INCOME FUND, INC.          12/29/1999       12/30/1999            12/30/1999

NICHOLAS FAMILY OF FUNDS
Services Offered
---------------------------------------------------------------------
* IRAs
        *Traditional    *Simple     *Educational
        *Roth           *SEP

*Self-employed Master Retirement Plan
        *Money Purchase *Profit Sharing

*Automatic Investment Plan

*Direct Deposit of Dividend and Capital Gain Distributions

*Systematic Withdrawl Plan with Direct Deposit

*Monthly Automatic Exchange between Funds

*Telephone Redemption

*Telephone Exchange

*24-hour Automated Account Information (800-544-6547)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding
the Nicholas Family of Funds.   800-227-5987



                     Officers and Directors

            ALBERT O. NICHOLAS, President and Director

                  ROBERT H. BOCK, Director

               MELVIN L. SCHULTZ, Director

                 RICHARD SEAMAN, Director

        DAVID L. JOHNSON, Executive Vice President

  THOMAS J. SAEGER, Executive Vice President and Secretary

          DAVID O. NICHOLAS, Senior Vice President

          LYNN S. NICHOLAS, Senior Vice President

  JEFFREY T. MAY, Senior Vice President and Treasurer

              MARK J. GIESE, Vice President

            CANDACE L. LESAK, Vice President

       TRACY C. EBERLEIN, Assistant Vice President

        KATHLEEN A. EVANS, Assistant Vice President

                         Investment Adviser
                        NICHOLAS COMPANY, INC.
                        Milwaukee, Wisconsin
                    414-272-6133 or 800-227-5987

                          Transfer Agent
                 FIRSTAR MUTUAL FUND SERVICES, LLC
                       Milwaukee, Wisconsin
                   414-276-0535 or 800-544-6547

                            Custodian
                 FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                      Milwaukee, Wisconsin


                              Auditors
                         ARTHUR ANDERSEN LLP
                       Milwaukee, Wisconsin

                               Counsel
                        MICHAEL BEST & FRIEDRICH LLP
                        Milwaukee, Wisconsin

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    This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.